SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                                                     Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EXAR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following is supplementary information provided to Institutional Shareholders Services.

Historical Performance

Market Capitalization (in millions)

Ticker 09/ 19/ 05 5-Year High % of 5-Year High

AMCC $858 $ 26,670 3%

MSPD 220 1,080 20

PMCS 1,620 34,401 5

TXCC 175 6,128 3

VTSS 468 16,610 3

Median 468 16,610 3

EXAR $ 593 $ 2,400 25%

Source: Factset as of September 19, 2005

Note: MSPD completed its initial public offering on June 23, 2003.

REVENUE BREAKDOWN

FY 04

23%

20%

57%

FY 06 Q1

36%

4%

60%

FY 05

29%

63%

8%

Transmission

Serial

Video & Imaging

EXPANDED PEER COMPARISON

+40%

+20%

0%

-20%

-40%

-60%

-80%

-100%

EXAR CP

as of 11-Oct-2005

EXAR CRUS LU CTLM VTSS

EXAR

Cirrus Logic

Lucent

Centillium

Vitesse

Jan01

Jan02

Jan03

Jan04

Jan05

Copyright 2005 Yahoo! Inc.

http://finance.yahoo.com/

EXPANDED PEER COMPARISON

+40%

+20%

0%

-20%

-40%

-60%

-80%

-100%

EXAR CP

as of 11-Oct-2005

EXAR Broadcom Agere PMC Sierra AMCC

EXAR

BRCM

AGR

PMCS

AMCC

Jan01

Jan02

Jan03

Jan04

Jan05

Copyright 2005 Yahoo! Inc.

http://finance.yahoo.com/

EXPANDED PEER COMPARISON

+40%

+20%

0%

-20%

-40%

-60%

-80%

-100%

EXAR CP

as of 11-Oct-2005

EXAR IDTI Mind-speed Conexant Transwitch

EXAR

MSPD

IDTI

CNXT

TXCC

Jan01

Jan02

Jan03

Jan04

Jan05

Copyright 2005 Yahoo! Inc.

http://finance.yahoo.com/